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                                                                 Exhibit 10.7(c)

                          SECURITIES TRANSFER AGREEMENT

         SECURITIES TRANSFER AGREEMENT (this "Agreement"), dated as of October 15, 1998 by and between APP INVESTMENTS, INC., a Pennsylvania corporation ("APP"), Nancy Plotkin, an individual having a mailing address at c/o Plotkin, Jacobs & Orlofsky, Ltd., 116 South Michigan Avenue, Suite 1300, Chicago, IL 60603 ("Lender"), and, solely with respect to Paragraphs 3 and 5.i., Aviation Holdings Group, Inc., a Delaware corporation ("Borrower").

         WHEREAS, to induce Lender to provide Borrower with a loan in the principal amount of Two Hundred Thousand ($200,000) Dollars, as evidenced by that promissory note executed by Borrower on October 15, 1998 (the "Note"), APP and Borrower (solely with respect to Paragraphs 3 and 5.i. hereof) hereby agree as follows:

         1. TRANSFER OF SHARES OF COMMON STOCK.

                  a. If Borrower (i) has not repaid all principal and accrued interest due under the Note by March 15, 1999 (the "Maturity Date") or (ii) experiences or commits any "Event of Default" (as that term is defined in Paragraph 8 of the Note), then within five days thereafter, APP shall transfer 20,000 shares of Borrower's common stock owned by APP to Lender (the "Default Shares").

                  b. If Borrower exercises its Right to Extend the Maturity Date (as defined in Paragraph 1 of the Note) or if Borrower's Right to Extend is deemed exercised (as described in Paragraph 8(a) of the Note), then within five days thereafter, APP shall transfer 8,000 shares of Borrower's common stock owned by APP to Lender for each month that the Maturity Date is extended (the "Extension Shares," collectively with the Default Shares, the "Transferred Shares"), provided that, the Extension Shares shall be transferred by APP to Lender in addition to the Default Shares.

         2. RESTRICTIONS ON TRANSFERRED SHARES.

                  a. The Transferred Shares may not be sold or transferred unless (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, or
(ii) Borrower shall have been furnished with an opinion of legal counsel (in form, substance and scope acceptable to Borrower) to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act. Each certificate for Transferred Shares that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE,


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         SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE
         REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR A VALID EXEMPTION THEREFROM. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS.

                  b. Pursuant to the Stock Pledge Agreement between Lender and APP dated October 15, 1999, APP has pledged and will deliver certificates (the "Certificates") in APP's name representing the Default Shares, the Extension Shares and the shares of Borrower's common stock to be sold to Lender upon exercise of the Stock Purchase Warrant dated October 15, 1998 (the "Warrant Shares") to Plotkin within twenty (20) days of the date hereof. Each of the Certificates shall contain the following legend:

         THE SECURITIES HAVE BEEN PLEDGED AS COLLATERAL PURSUANT TO A STOCK PLEDGE AGREEMENT (THE "PLEDGE AGREEMENT") BETWEEN APP INVESTMENTS, INC. AND NANCY PLOTKIN DATED OCTOBER 15, 1998 AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED UNLESS THE PLEDGE HAS BEEN RELEASED OR TERMINATED PURSUANT TO THE TERMS OF THE PLEDGE AGREEMENT.

Lender hereby agrees that if the Pledge is either released or terminated pursuant to the terms of the Pledge Agreement, then Lender shall take all appropriate actions to instruct Borrower's transfer agent to remove this legend from each of the Certificates. APP hereby agrees that if Lender becomes entitled to own the Default Shares, the Extension Shares or the Warrant Shares (or any portion thereof), then APP shall take all appropriate actions to instruct Borrower's transfer agent to remove this legend from each of the Certificates.

         3. REGISTRATION RIGHTS.

                  a. Demand Registration. In connection with the contemplated public offering of Borrower's common stock, Lender shall be entitled to require Borrower to register for resale all of the Transferred Shares and the Warrant Shares pursuant to the Securities Act. In connection therewith, Borrower will use its best efforts to cause the Transferred Shares and the Warrant Shares to be registered under the Securities Act in such contemplated public offering. Borrower shall not be required to affect more than one registration pursuant to this Paragraph 3.a.

                  b. Piggyback Registrations. If at any time subsequent to the consummation of the contemplated public offering of Borrower's common stock, Borrower shall file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities and Lender's registration rights have not been discharged in accordance with Paragraph 3(a) hereof, Borrower shall send to Lender written notice of such determination and, if within fifteen (15) days from the date of such notice, Lender shall so request in writing, Borrower shall include in such registration statement all or any part of the Transferred Shares and Warrant Shares that Lender requests to be registered, except that if, in connection with any underwritten public offering, the managing underwriter(s) shall impose a limitation on the number of shares of common stock which may be included in the registration statement because, in such underwriter(s)' judgment, marketing or other

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factors dictate such limitation is necessary to facilitate the distribution, then Borrower shall be obligated to include in such registration statement only such limited portion of the Transferred Shares and Warrant Shares with respect to which Lender has requested inclusion hereunder as the underwriter shall permit.

         4. ANTIDILUTION PROVISIONS. At any time prior to their transfer to Lender, the number of Extension Shares and Default Shares shall be subject to adjustment from time to time as provided in this Section 4. APP shall be responsible for all rights and obligations provided in this Section 4.

                  a. Subdivision or Combination of Common Stock. If Borrower at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the Common Stock into a greater number of shares, then, after the record date for effecting such subdivision, the number of Extension Shares and Default Shares shall be proportionately increased. If Borrower at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its common stock into a smaller number of shares, then, after the record date for effecting such combination, the number of Extension Shares and Default Shares shall be proportionately decreased.

                  b. Consolidation, Merger or Sale. In case Borrower after the date hereof (a) shall consolidate with or merge into any other entity and shall not be the continuing or surviving corporation of such consolidation or merger,
(b) shall permit any other entity to consolidate with or merge into Borrower and Borrower shall be the continuing or surviving entity but, in connection with such consolidation or merger, Borrower's common stock shall be changed into or exchanged for stock or other securities of any other entity or cash or any other property, (c) shall transfer all or substantially all of its properties or assets to any other person or entity, or (d) shall effect a capital reorganization or reclassification of its common stock, then, and in the case of each such transaction, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Agreement, Lender, at any time after the consummation of such transaction, shall be entitled to receive, in lieu of the common stock transferable immediately prior to such consummation, the highest amount of securities, cash or other property to which Lender would have been entitled as a shareholder upon such consummation if Lender had received the Extension Shares or the Default Shares immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in this Section 4. Borrower shall not effect any such consolidation, merger, or sale of assets, or capital reorganization or reclassification unless prior to the consummation thereof, APP assumes by written instrument the obligations under this Section 4 and the obligations to deliver to Lender such securities, cash or other property as, in accordance with the foregoing provisions, Lender may be entitled to acquire.

                  c. Distribution of Assets. In case Borrower shall declare or make any distribution of its assets to holders of its common stock as a partial liquidating dividend, by way of return of capital or otherwise, other than a dividend payable in shares of its common stock or in cash out of earnings of Borrower, Lender shall be entitled to receive the amount of cash, securities or other property that would have been payable to Lender had Lender been the holder of such shares of Borrower's common stock on the record date for the determination of stockholders entitled to such distribution.

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                  d. Notice of Adjustment. Upon the occurrence of any event that requires any adjustment of the number of Extension Shares or Default Shares, Borrower shall give notice thereof to APP who shall give notice thereof to Lender, which notice shall state the increase or decrease, if any, in the number of Extension Shares and Default Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  e. No Fractional Shares. No fractional shares of Borrower's common stock shall be transferred to Lender, but upon any transfer of the Extension Shares or the Default Shares, APP shall pay a cash adjustment in respect of any fractional share that would otherwise be transferable in an amount equal to the fractional share multiplied by the market price of a share of Borrower's common stock on the date of such transfer.

                  f. Other Notices.  In case at any time:

                     i. Borrower shall declare any dividend upon its common stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings) to the holders of its common stock;

                     ii. Borrower shall offer for subscription pro rata to the holders of its common stock any additional shares of stock of any class or other rights;

                     iii. There shall be any capital reorganization of Borrower, or reclassification of its common stock, or consolidation or merger of Borrower with or into, or sale of all or substantially all its assets to, another entity; or

                     iv. There shall be a voluntary or involuntary dissolution, liquidation or winding-up of Borrower;

then, in each such case, Borrower shall give notice to Lender of (a) the date on which the books of Borrower shall close or a record shall be taken for determining the holders of its common stock entitled to receive any such dividend, distribution or subscription rights, or for determining the holders of its common stock entitled to vote in respect of any such transaction, and (b) the date (or, if not then known, a reasonable approximation thereof by Borrower) when such transaction shall occur. Such notice shall also specify the date on which the holders of Borrower's common stock shall be entitled to receive such dividend, distribution or subscription rights or to exchange their common stock for stock or other securities or property deliverable upon consummation of such transaction. Such notice shall be given at least 30 days prior to the record date or the date on which Borrower's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of any action referred to in clauses (i), (ii), (iii) and (iv) above.

                  g. Certain Events. In case any event shall occur as to which paragraphs (a), (b) or (c) of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the rights represented by this Warrant in accordance with the essential intent of such

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provisions, the Company shall give APP notice of such event, who shall in turn give notice thereof to Lender as provided in Section 4(d) and shall make an appropriate adjustment in the number of Extension Shares and Default Shares to preserve, without dilution, the rights represented by this Agreement.

         5. MISCELLANEOUS.

                  a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

                  b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

                  c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  e. Entire Agreement; Amendments. This Agreement and the Note referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                  f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier and shall be effective three days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be:

         If to Borrower:

                  Aviation Holdings Group, Inc.
                  15675 Northwest 15th Avenue
                  Miami, FL 33169
                  Attn: Joseph J. Nelson

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         If to Lender:

                  Nancy Plotkin
                  c/o Plotkin, Jacobs & Orlofsky, Ltd.
                  116 South Michigan Avenue, Suite 1300
                  Chicago, IL 60603

         If to APP:

                  APP Investments, Inc.
                  Two Penn Center Plaza
                  Suite 605
                  Philadelphia, PA 19102
                  Attn: Andrew P. Panzo

         Each party shall provide notice to the other party of any change in address.

                  g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

                  h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. Further Assurances. Borrower hereby agrees to take all appropriate actions reasonably requested by Lender or APP and necessary to complete the transactions contemplated by the Pledge Agreement and this Agreement, including but not limited to, issuing the appropriate instructions to Borrower's transfer agent.

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         IN WITNESS WHEREOF, the parties have caused this Agreements to be duly executed as of the date first above written.



                                       APP INVESTMENTS, INC.


                                       /s/ Andrew P. Panzo
                                       -------------------------------------
                                       Andrew P. Panzo, President

                                       Solely With Respect to Paragraphs 3
                                       and 5.i. hereof:

                                       AVIATION HOLDINGS GROUP, INC.


                                       /s/ Joseph J. Nelson
                                       --------------------------------------
                                       Joseph J. Nelson, President


AGREED TO AND ACCEPTED:



/s/ Nancy Plotkin
----------------------------
Nancy Plotkin

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